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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549





                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




                                 AUGUST 12, 2004
                        (Date of earliest event reported)

                      ACCESS INTEGRATED TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                 001-31810                 22-3720962
     (State or other       (Commission File Number)       (IRS Employer
       jurisdiction                                    Identification No.)
    of incorporation)


  55 MADISON AVENUE, SUITE 300, MORRISTOWN, NEW JERSEY            07960
        (Address of principal executive offices)                (Zip Code)


                                  973-290-0080
              (Registrant's telephone number, including area code)





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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

      On August 12, 2004, Access Integrated Technologies, Inc. (the "Company") issued a press release announcing that its Board of Directors has authorized the purchase of up to 100,000 shares of the Company's common stock (the "Shares"). The Shares will be purchased at prevailing prices from time-to-time in the open market depending on market conditions and other factors in accordance with Rule 10b-18 of the Securities Exchange Act of 1934, as amended. A copy of such press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.





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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              ACCESS INTEGRATED TECHNOLOGIES, INC.


                             By: /s/ BRIAN D. PFLUG
                                 --------------------------------
                                 Brian D. Pflug
                                 Senior Vice President - Accounting & Finance
                                 (Principal Financial Officer)





Date:  August 12, 2004



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                                  EXHIBIT INDEX



EXHIBIT NO.    DESCRIPTION
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99.1           Press  Release,   dated  August  12,  2004,   announcing   Access
               Integrated Technologies, Inc.'s Stock Repurchase Program.